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Exhibit 23

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Trak Auto Corporation's previously filed Form S-8 File Number 33-3160.


                              ARTHUR ANDERSEN LLP


Washington D.C.
April 27, 1995.